UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 2, 2009

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

                                INDIANA                                 0-17071                         35-1544218

(State or other jurisdiction            (Commission File Number)(IRS Employer Identification No.)

of incorporation)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of principal executive offices, including zip code)

(765) 747-1500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 02, 2009 First Merchants Corporation issued a press release to report its financial results for the third quarter ended September 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1	Press Release, dated November 02, 2009, issued by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation

(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

Dated: November 02, 2009

EXHIBIT INDEX

Exhibit No.

99.1	Description

Press Release, dated November 02, 2009, issued by First Merchants Corporation

N / E / W / S	R / E / L / E / A / S / E

November 2, 2009

FOR IMMEDIATE RELEASE

For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857

http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 3rd QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ – FRME) has reported a third quarter 2009 net loss of $6.4 million, or $.30 per fully diluted common share. The Corporation’s third quarter contributed to year-to-date fully diluted common share loss of $1.62, down from the prior year income of $1.13.

The loss for the quarter was primarily due to provision for loan losses of $24 million. While the quarterly provision and charge offs remain elevated, the credit costs are significantly beneath the $59 million provision and $40 million of net charge offs in the second quarter of 2009. The Corporation’s allowance for loan losses, as a percent of total loans, increased to $87 million or 2.54 percent of total loans as of quarter-end from 1.14 percent, as of September 30, 2008, a $52 million increase.

Loan charge-offs were $14.4 million for the quarter. Commercial real estate charge-offs totaled $4.6 million, land and lot development loans totaled $2 million, 1-4 family residential properties totaled $1.5 million, commercial and industrial loans totaled $5.6 million. Non-performing assets plus 90 days delinquent loans were $156 million, or 3.49 percent of total assets at quarter-end.

As of September 30, 2009, the Corporation’s total risk-based capital improved to 13.08 percent, Tier 1 risk-based capital totaled 10.44 percent, Tier 1 leverage ratio totaled 8.47 percent, and tangible common equity ratio totaled 4.75 percent. All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

Net-Interest margin improved by 19 basis points during the linked quarter to 3.83 percent as net interest income totaled nearly $39 million, reflecting the strength of ongoing operations.

Total non-interest income, linked quarter-over-quarter, increased by $4.2 million. Gains from the sale of securities totaled $5.2 million including other-than-temporary impairment charges related to pooled trust preferred holdings totaled $1.2 million.

Total non-interest expense, linked quarter-over-quarter, increased by $800,000 as the other expense category totaled $10.2 million. The largest items included in the category include expenses related to OREO write-downs of $3.6 million, professional services related to credit losses totaled $.7 million and $1.9 million of prepayment penalties of FHLB advances.

The Corporation’s pre-tax, pre-provision net income totaled $15.5 million for the quarter. When normalized for a fully taxable equivalent net interest income and extraordinary items, the pre-tax, pre-provision net income totaled $19 million. Extraordinary items include such items as bond gains, OTTI expense, ORE write-downs, professional services related to credit losses and FHLB prepayment penalties.

Michael C. Rechin, President and Chief Executive Officer, stated that, “The continued impact of the recession on our results is disappointing to our management team. The level of credit costs suggests that the bottom of the cycle occurred in the second quarter, although evidence of weakness in our franchise footprint remains.”

Rechin continued, “We are pleased to see our efforts in balance sheet management demonstrate benefit. Our net-interest margin growth reflects the active reduction in higher-cost liabilities accompanying this period of lesser loan demand. Margin strength, coupled with active expense control, will accelerate our return to profitability.”

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, November 3, 2009. To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-858-4600. In order to view the web cast and presentation slides, please go to http://www.talkpoint.com/viewer/starthere.asp?Pres=128214 during the time of the call. A replay of the call will be available until November 9, 2009 at 9:00 a.m. (ET). To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 434332.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements, and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, A Division of First Merchants Bank, N.A., Commerce National Bank, A Division of First Merchants Bank, N.A., as well as First Merchants Trust Company, N.A., and First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
		September 30,
	2009		2008
ASSETS
Cash and due from banks	$66,887		$69,846
Federal funds sold	52,828		7,818
Cash and cash equivalents	119,715		77,664
Interest-bearing time deposits	44,312		15,623
Investment securities	489,010		388,808
Mortgage loans held for sale	25,173		2,062
Loans	3,398,722		3,078,768
Less: Allowance for loan losses	(86,918)		(34,985)
Net loans	3,311,804		3,043,783
Premises and equipment	58,482		44,402
Federal Reserve and Federal Home Loan Bank stock	38,576		25,494
Interest receivable	22,359		21,569
Core deposit intangibles and goodwill	160,017		135,701
Cash surrender value of life insurance	94,267		73,448
Other real estate owned	21,778		16,916
Other assets	90,991		18,604
TOTAL ASSETS	$4,476,484		$3,864,074
LIABILITIES
Deposits:
Noninterest-bearing	$477,040		$384,928
Interest-bearing	3,035,455		2,529,355
Total Deposits	3,512,495		2,914,283
Borrowings:
Federal funds purchased			57,600
Securities sold under repurchase agreements	125,045		100,227
Federal Home Loan Bank advances	130,024		237,225
Subordinated debentures, revolving credit lines and term loans	194,787		176,256
Total Borrowings	449,856		571,308
Interest payable	5,722		6,529
Other liabilities	32,511		19,861
Total Liabilities	4,000,584		3,511,981
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,190
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125		125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 21,185,851 and 18,125,090 shares	2,648		2,266
Additional paid-in capital	205,759		141,777
Retained earnings	164,419		210,605
Accumulated other comprehensive loss	(9,241)		(2,680)
Total Stockholders' Equity	475,900		352,093
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,476,484		$3,864,074

CONSOLIDATED STATEMENTS OF OPERATIONS
	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2009	2008	2009	2008
INTEREST INCOME
Loans receivable:
Taxable	$50,683	$49,828	$157,319	$149,952
Tax exempt	280	321	742	664
Investment securities:
Taxable	2,963	2,943	9,987	9,139
Tax exempt	2,788	1,379	6,919	4,344
Federal funds sold	27	10	81	21
Deposits with financial institutions	73	146	291	561
Federal Reserve and Federal Home Loan Bank stock	359	351	1,031	1,056
Total Interest Income	57,173	54,978	176,370	165,737
INTEREST EXPENSE
Deposits	13,666	16,213	45,946	51,943
Federal funds purchased	6	502	28	1,748
Securities sold under repurchase agreements	512	650	1,486	2,098
Federal Home Loan Bank advances	2,209	2,724	7,605	8,585
Subordinated debentures, revolving credit lines and term loans	1,932	1,635	5,524	5,127
Total Interest Expense	18,325	21,724	60,589	69,501
NET INTEREST INCOME	38,848	33,254	115,781	96,236
Provision for loan losses	24,240	7,094	96,156	17,987
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,608	26,160	19,625	78,249
OTHER INCOME
Service charges on deposit accounts	3,963	3,568	11,393	9,656
Fiduciary activities	1,844	1,932	5,583	6,200
Other customer fees	2,004	1,696	5,953	5,142
Commission income	1,459	1,457	5,216	4,553
Earnings on cash surrender value of life insurance	391	519	1,045	1,863
Net gains and fees on sales of loans	1,997	648	5,105	1,959
Net realized and unrealized gains on sales of available for sale securities	5,211	185	9,157	271
Other-than-temporary impairment on available for sale securities	(1,227)	(1,440)	(3,750)	(1,440)
Other income	41	655	1,942	1,877
Total Other Income	15,683	9,220	41,644	30,081
OTHER EXPENSES
Salaries and employee benefits	17,945	15,330	57,645	47,126
Net occupancy	2,422	1,857	7,434	5,412
Equipment	1,875	1,649	5,660	4,946
Marketing	508	605	1,621	1,701
Outside data processing fees	1,360	1,068	4,698	2,959
Printing and office supplies	300	281	1,060	853
Core deposit amortization	1,277	809	3,832	2,407
FDIC assessments	3,121	262	7,191	531
Other expenses	10,187	5,254	22,760	13857
Total Other Expenses	38,995	27,115	111,901	79,792
INCOME (LOSS) BEFORE INCOME TAX	(8,704)	8,265	(50,632)	28,538
Income tax expense (benefit)	(3,774)	2,516	(20,090)	8,121
NET INCOME (LOSS)	(4,930)	5,749	(30,542)	20,417
Preferred stock dividends and discount accretion	1,450		3,528
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(6,380)	$5,749	$(34,070)	$20,417
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$(0.30)	$0.32	$(1.62)	$1.13
Diluted Net Income (Loss) Available to Common Stockholders	$(0.30)	$0.32	$(1.62)	$1.13
Cash Dividends Paid	$0.08	$0.23	$0.39	$0.69
Average Diluted Shares Outstanding (in thousands)	21,170	18,196	21,085	18,129

FINANCIAL HIGHLIGHTS
	Three Months End		Nine Months Ended
(Dollars in thousands)	September 30,		September 30,
	2009	2008	2009	2008
NET CHARGE OFF'S	$14,441	$3,706	$60,821	$11,230

AVERAGE BALANCES:
Total Assets	$4,664,010	$3,844,905	$4,732,389	$3,791,362
Total Loans	3,512,101	3,045,672	3,614,129	2,975,957
Total Deposits	3,564,502	2,929,774	3,623,485	2,867,237
Total Stockholders' Equity	477,196	349,652	478,542	348,396

FINANCIAL RATIOS:
Return on Average Assets	(0.55)%	0.60%	(0.96)%	0.72%
Return on Average Stockholders' Equity	(5.35)	6.58	(9.49)	7.81
Average Earning Assets to Average Assets	90.82	91.02	90.98	90.78
Allowance for Loan Losses as % of Total Loans	2.54	1.14	2.54	1.14
Net Charge Off's as % of Average Loans (Annualized)	1.64	0.49	2.24	0.50
Dividend Payout Ratio	(26.67)	72.80	(24.07)	61.27
Average Stockholders' Equity to Average Assets	10.23	9.09	10.11	9.19
Tax Equivalent Yield on Earning Assets	5.56	6.39	5.59	6.52
Cost of Supporting Liabilities	1.73	2.48	1.88	2.69
Net Interest Margin (FTE) on Earning Assets	3.83	3.91	3.71	3.83

NON-PERFORMING ASSETS

(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Non-Accrual Loans	$123,290	$112,220	$108,546	$87,546	$37,879
Renegotiated Loans	5,595	4,216		130	135
Non-Performing Loans (NPL)	128,885	116,436	108,546	87,676	38,014
Real Estate Owned and Repossessed Assets	21,778	20,227	22,077	18,458	16,916
Non-Performing Assets (NPA)	150,663	136,663	130,623	106,134	54,930
90+ Days Delinquent	5,422	3,596	7,732	5,982	8,056
NPAS & 90 Day Delinquent	$156,085	$140,259	$138,355	$112,116	$62,986
Loan Loss Reserve	$86,918	$77,119	$58,502	$49,543	$34,985
YTD Charge-offs	60,821	46,380	6,002	15,602	11,230
NPAs / Actual Assets %	3.37%	2.90%	2.67%	2.22%	1.42%
NPAs & 90 Day / Actual Assets %	3.49%	2.97%	2.83%	2.34%	1.63%
NPAs / Actual Loans and REO %	4.37%	3.80%	3.54%	2.83%	1.77%
Loan Loss Reserves / Actual Loans (%)	2.54%	2.16%	1.60%	1.33%	1.14%
NCOs / YTD Average Loans (%)	1.68%	1.27%	0.16%	0.52%	0.38%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
ASSETS
Cash and due from banks	$66,887	$73,668	$96,606	$84,249	$69,846
Federal funds sold	52,828		89,282	66,237	7,818
Cash and cash equivalents	119,715	73,668	185,888	150,486	77,664
Interest-bearing time deposits	44,312	44,595	158,295	38,823	15,623
Investment securities	489,010	630,958	446,316	481,984	388,808
Mortgage loans held for sale	25,173	23,070	8,659	4,295	2,062
Loans	3,398,722	3,554,229	3,654,074	3,721,952	3,078,768
Less: Allowance for loan losses	(86,918)	(77,119)	(58,502)	(49,543)	(34,985)
Net loans	3,311,804	3,477,110	3,595,572	3,672,409	3,043,783
Premises and equipment	58,482	58,692	58,948	59,641	44,402
Federal Reserve and Federal Home Loan Bank stock	38,576	34,441	34,420	34,319	25,494
Interest receivable	22,359	20,778	20,783	23,976	21,569
Core deposit intangibles and goodwill	160,017	161,294	162,571	165,974	135,701
Cash surrender value of life insurance	94,267	93,876	93,544	93,222	73,448
Other real estate owned	21,778	20,227	22,077	18,458	16,916
Other assets	90,991	78,336	99,824	40,568	18,604
TOTAL ASSETS	$4,476,484	$4,717,045	$4,886,897	$4,784,155	$3,864,074
LIABILITIES
Deposits:
Noninterest-bearing	$477,040	$512,368	$462,167	$460,519	$384,928
Interest-bearing	3,035,455	3,078,555	3,222,797	3,258,292	2,529,355
Total Deposits	3,512,495	3,590,923	3,684,964	3,718,811	2,914,283
Borrowings:
Federal funds purchased		15,042			57,600
Securities sold under repurchase agreements	125,045	115,011	113,106	122,311	100,227
Federal Home Loan Bank advances	130,024	268,938	278,583	360,217	237,225
Subordinated debentures, revolving credit lines and term loans	194,787	194,783	204,779	135,826	176,256
Total Borrowings	449,856	593,774	596,468	618,354	571,308
Interest payable	5,722	7,351	8,278	8,844	6,529
Other liabilities	32,511	51,619	89,082	42,243	19,861
Total Liabilities	4,000,584	4,243,667	4,378,792	4,388,252	3,511,981
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 116,000 shares	112,190	112,009	111,831
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 21,185,851 and 18,125,090 shares	2,648	2,633	2,632	2,647	2,266
Additional paid-in capital	205,759	204,403	203,889	202,299	141,777
Retained earnings	164,419	172,688	205,616	206,496	210,605
Accumulated other comprehensive loss	(9,241)	(18,480)	(15,988)	(15,664)	(2,680)
Total Stockholders' Equity	475,900	473,378	508,105	395,903	352,093
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,476,484	$4,717,045	$4,886,897	$4,784,155	$3,864,074

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
INTEREST INCOME
Loans receivable:
Taxable	$50,683	$52,843	$53,793	$48,433	$49,828
Tax exempt	280	247	215	349	321
Investment securities:
Taxable	2,963	3,261	3,763	2,907	2,943
Tax exempt	2,788	2,362	1,769	1,511	1,379
Federal funds sold	27	42	12	7	10
Deposits with financial institutions	73	116	102	194	146
Federal Reserve and Federal Home Loan Bank stock	359	199	473	335	351
Total Interest Income	57,173	59,070	60,127	53,736	54,978
INTEREST EXPENSE
Deposits	13,666	15,569	16,711	15,638	16,213
Federal funds purchased	6		22	108	502
Securities sold under repurchase agreements	512	507	467	502	650
Federal Home Loan Bank advances	2,209	2,447	2,949	2,583	2,724
Subordinated debentures, revolving credit lines and term loans	1,932	2,113	1,479	1,757	1,635
Total Interest Expense	18,325	20,636	21,628	20,588	21,724
NET INTEREST INCOME	38,848	38,434	38,499	33,148	33,254
Provision for loan losses	24,240	58,995	12,921	10,251	7,094
NET INTEREST INCOME (LOSS) AFTER PROVISION FOR LOAN LOSSES	14,608	(20,561)	25,578	22,897	26,160
OTHER INCOME
Service charges on deposit accounts	3,963	3,888	3,542	3,346	3,568
Fiduciary activities	1,844	1,680	2,059	1,831	1,932
Other customer fees	2,004	1,946	2,003	1,634	1,696
Commission income	1,459	1,698	2,059	1,271	1,457
Earnings on cash surrender value of life insurance	391	331	323	(2,130)	519
Net gains and fees on sales of loans	1,997	1,678	1,430	531	648
Net realized and unrealized gains on sales of available for sale securities	5,211	1,154	2,792	328	185
Other-than-temporary impairment on available for sale securities	(1,227)	(2,045)	(478)	(1,242)	(1,440)
Other income	41	1,160	741	717	655
Total Other Income	15,683	11,490	14,471	6,286	9,220
OTHER EXPENSES
Salaries and employee benefits	17,945	19,685	20,015	15,880	15,330
Net occupancy	2,422	2,443	2,569	2,299	1,857
Equipment	1,875	1,909	1,876	1,713	1,649
Marketing	508	564	549	610	605
Outside data processing fees	1,360	1,405	1,933	1,128	1,068
Printing and office supplies	300	397	363	361	281
Core deposit amortization	1,277	1,278	1,277	809	809
FDIC assessments	3,121	3,494	576	530	262
Other expenses	10,187	7,017	5,556	5,670	5,254
Total Other Expenses	38,995	38,192	34,714	29,000	27,115
INCOME (LOSS) BEFORE INCOME TAX	(8,704)	(47,263)	5,335	183	8,265
Income tax expense (benefit)	(3,774)	(17,534)	1,218	(38)	2,516
NET INCOME (LOSS)	(4,930)	(29,729)	4,117	221	5,749
Preferred stock dividends and discount accretion	1,450	1,450	628
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(6,380)	$(31,179)	$3,489	$221	$5,749
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$(0.30)	$(1.49)	$0.17	$0.01	$0.32
Diluted Net Income (Loss) Available to Common Stockholders	$(0.30)	$(1.49)	$0.17	$0.01	$0.32
Cash Dividends Paid	$0.08	$0.08	$0.23	$0.23	$0.23
Average Diluted Shares Outstanding (in thousands)	21,170	21,120	21,093	18,257	18,196
FINANCIAL RATIOS:
Return on Average Assets	(0.55)%	(2.59)%	0.30%	0.02%	0.60%
Return on Average Stockholders' Equity	(5.35)	(24.58)	3.10	0.25	6.58
Average Earning Assets to Average Assets	90.82	91.07	91.07	91.15	91.02
Allowance for Loan Losses as % of Total Loans	2.54	2.16	1.60	1.33	1.14
Net Charge Off's as % of Average Loans (Annualized)	1.64	4.44	0.65	0.57	0.49
Dividend Payout Ratio	(26.67)	(5.41)	135.29	2,300.00	71.88
Average Stockholders' Equity to Average Assets	10.23	10.54	9.55	9.13	9.09
Tax Equivalent Yield on Earning Assets	5.56	5.52	5.69	6.21	6.39
Cost of Supporting Liabilities	1.73	1.88	2.01	2.33	2.48
Net Interest Margin (FTE) on Earning Assets	3.83	3.64	3.68	3.88	3.91

LOANS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Commercial and industrial loans	$806,289	$874,671	$891,393	$904,646	$851,233
Agricultural production financing and other loans to farmers	124,601	121,361	120,462	135,099	136,176
Real estate loans:
Construction	147,343	162,765	208,145	252,487	167,512
Commercial and farmland	1,228,983	1,231,986	1,246,450	1,202,372	966,259
Residential	855,931	930,714	949,259	956,245	731,065
Individuals' loans for household and other personal expenditures	177,338	174,363	193,109	201,632	145,345
Tax exempt loans	23,846	23,596	18,121	28,070	34,010
Lease financing receivables, net of unearned income	7,797	8,095	8,178	8,996	9,262
Other loans	26,594	26,678	18,957	32,405	37,906
	3,398,722	3,554,229	3,654,074	3,721,952	3,078,768
Allowance for loan losses	(86,918)	(77,119)	(58,502)	(49,543)	(34,985)
TOTAL LOANS	$3,311,804	$3,477,110	$3,595,572	$3,672,409	$3,043,783

DEPOSITS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008
Demand deposits	$1,178,372	$1,197,646	$1,166,205	$1,136,267	$921,034
Savings deposits	726,894	740,340	743,812	721,387	540,596
Certificates and other time deposits of $100,000 or more	492,875	503,971	511,873	509,730	469,426
Other certificates and time deposits	803,173	835,899	853,149	874,144	636,495
Brokered deposits	311,181	313,067	409,925	477,283	346,732
TOTAL DEPOSITS	$3,512,495	$3,590,923	$3,684,964	$3,718,811	$2,914,283